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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):             November 2, 2004


                           Glenayre Technologies, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                 0-15761                  98-0085742
----------------------------    ---------------      ------------------------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           file number)         Identification Number)


   11360 Lakefield Drive, Duluth, Georgia                     30097
-----------------------------------------------       -----------------------
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 770-283-1000
                                                    ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
Act (17 CFR 240.13e-4c))



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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2004, Glenayre Technologies, Inc. (the "Company") issued a news release providing financial results for the third quarter of 2004. The news release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ.

The Company's news release is furnished as Exhibit 99.1 to this Current Report.

Neither the foregoing nor the news release furnished as Exhibit 99.1 shall be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

               99.1   Company's News Release dated November 2, 2004.



                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Glenayre Technologies, Inc



Dated:   November 2, 2004             By: /s/  Debra Ziola
                                          -------------------------------------
                                      Name:  Debra Ziola
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                       2
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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:  November 2, 2004           Commission File No: 0-15761



                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX

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
  Exhibit No.       Exhibit Description
  -----------       -------------------

     99.1           Company's News Release dated November 2, 2004.